Exhibit 99.1

FOXO TECHNOLOGIES INC. ANNOUNCES FILING OF ITS ANNUAL REPORT ON FORM 10-K

WEST PALM BEACH, FL, April 16, 2025 (GLOBE NEWSWIRE) — FOXO Technologies Inc. (NYSE American: FOXO) (the “Company”) announces that it has filed its Annual Report on Form 10-K on April 15, 2025.

Pursuant to the disclosure requirements of the NYSE American Company Guidelines Sections 401(h) and 610(b), FOXO is reporting that its audited financial statements for the fiscal year ended December 31, 2024, included in FOXO’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, contains an audit opinion from its independent registered public accounting firm that includes an explanatory paragraph related to FOXO’s ability to continue as a going concern. This announcement does not represent any change or amendment to the Company’s financial statements or to its Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

“We are pleased to file our 2024 Annual Report on Form 10-K filed with the Securities and Exchange Commission,” said Seamus Lagan, CEO of FOXO. “2024 was a transition year that saw FOXO surmount a number of challenges and complete the acquisitions of Myrtle Recovery Centers, Inc., a behavioral health business, and Rennova Community Health, Inc., which operates a rural hospital business in Tennessee. We believe the Company is well positioned for growth from existing operations and potential acquisitions in 2025.”

About FOXO Technologies Inc. (“FOXO”)

FOXO owns and operates three subsidiaries.

Rennova Community Health, Inc., owns and operates Scott County Community Hospital, Inc. (d/b/a Big South Fork Medical), a critical access designated (CAH) hospital in East Tennessee.

Myrtle Recovery Centers, Inc., a 30-bed behavioral health facility in East Tennessee. Myrtle provides inpatient services for detox and residential treatment and outpatient services for MAT and OBOT Programs.

FOXO Labs, Inc. is a biotechnology company dedicated to improving human health and life span through the development of cutting-edge technology and product solutions for various industries.

For more information about FOXO, visit www.foxotechnologies.com.

Forward-Looking Statements

This press release contains forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the FOXO’s beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties, and a number of factors could cause actual results to differ materially from those contained in any forward-looking statement. These factors include, but are not limited to the risk of changes in the competitive and highly regulated industries in which FOXO operates; variations in operating performance across competitors or changes in laws and regulations affecting FOXO’s business; the ability to implement FOXO’s business plans, forecasts, and other expectations; the ability to obtain financing; the risk that FOXO has a history of losses and may not achieve or maintain profitability in the future; potential inability of FOXO to establish or maintain relationships required to advance its goals or to achieve its commercialization and development plans; the enforceability of FOXO’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others; and the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry or in the markets or industries in which FOXO operates. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties discussed in FOXO’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports, and in other documents FOXO has filed, or will file, with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and FOXO assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:

Sebastien Sainsbury

ssainsbury@foxotechnologies.com

(561) 485-0151